UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

SCHEDULE 14A INFORMATION

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Cavco Industries, Inc.

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Your Vote Counts! CAVCO INDUSTRIES, INC. 2021 Annual Meeting Vote by August 04, 2021 11:59 PM ET CAVCO INDUSTRIES, INC. 3636 NORTH CENTRAL AVE SUITE 1200 PHOENIX, AZ 85012 You invested in CAVCO INDUSTRIES, INC. and it's time to vote! You have the right to vote on proposals being presented at the Annual Meeting. This is an important notice regarding the availability of proxy material for the shareholder meeting to be held on August 05, 2021.   Get informed before you vote View the Notice & Proxy Statement, Form 10-K online OR you can receive a free paper or email copy of the material(s) by requesting prior to July 22, 2021. If you would like to request a copy of the material(s) for this and/or future shareholder meetings, you may (1) visit www.ProxyVote.com, (2) call 1-800-579-1639 or (3) send an email to sendmaterial@proxyvote.com. If sending an email, please include your control number (indicated below) in the subject line. Unless requested, you will not otherwise receive a paper or email copy.  Smartphone users Point your camera here and vote without entering a I number Vote in Person at the Meeting* August 05, 2021  9:00 AM MST  Cavco Industries, Inc 3636 N. Central Ave., Suite 1200 Phoenix, AZ 85012 *Please check the meeting materials for any special requirements for meeting attendance. At the meeting, you will need to request a ballot to vote these shares. (Company Logo)

Vote at www.ProxyVote.com THIS IS NOT A VOTABLE BALLOT This is an overview of the proposals being presented at the upcoming shareholder meeting. Please follow the instructions on the reverse side to vote these important matters. Voting Items Board Recommends 1. Election of Directors Nominees: 1a. Steven G. Bunger 1b. Steven W. Moster 2. Proposal to approve the advisory (non-binding) resolution relating to executive compensation. 3. Ratification of the appointment of RSM US LLP as the independent registered public accounting firm for fiscal 2022.  NOTE: Such other business as may properly come before the meeting or any adjournment thereof. For For For Prefer to receive an email instead? While voting on www.ProxyVote.com, be sure to click "Sign up for E-delivery".